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                                                                    EXHIBIT 31.1

                            CERTIFICATION PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT of 2002

            In connection with the Annual Report of Ito-Yokado Co., Ltd. ("Ito-Yokado") on Form 20-F for the fiscal year ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Toshifumi Suzuki, Chairman, Representative Director and Chief Executive Officer of Ito-Yokado, certify, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, that:

1        I have reviewed this annual report on Form 20-F of Ito-Yokado;

2        Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3        Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4        The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

    a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

    b)   paragraph omitted pursuant to SEC Release Nos. 33-8238 and 34-47986;
         and

    c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

    d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5        The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

    b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

                                            ITO-YOKADO CO., LTD

                                        By: /s/ Toshifumi Suzuki
                                            -----------------------------------
                                            Toshifumi Suzuki
                                            Chairman, Representative Director
                                            and Chief Executive Officer

Date: August 22, 2003

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